                                                                    EXHIBIT 99.1

                             JOINT FILER INFORMATION

                           Other Reporting Person(s)

1.  ESL PARTNERS, L.P.

Item                               Information

Name:                              ESL Partners, L.P.

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor,
                                   FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            January 9, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or          Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:     RBS Partners, L.P.
                                   Its:    General Partner

                                   By:     ESL Investments, Inc.
                                   Its:    General Partner

                                   By:     /s/ Edward S. Lampert
                                           ------------------------------------
                                   Name:   Edward S. Lampert
                                   Title:  Chief Executive Officer
                                   Date:   January 11, 2013

2.  SPE I PARTNERS, LP

Item                               Information

Name:                              SPE I Partners, LP

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor,
                                   FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            January 9, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or          Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:     RBS Partners, L.P.
                                   Its:    General Partner

                                   By:     ESL Investments, Inc.
                                   Its:    General Partner

                                   By:     /s/ Edward S. Lampert
                                           ------------------------------------
                                   Name:   Edward S. Lampert
                                   Title:  Chief Executive Officer
                                   Date:   January 11, 2013

3.  SPE MASTER I, LP

Item                               Information

Name:                              SPE Master I, LP

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor,
                                   FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            January 9, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or          Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:     RBS Partners, L.P.
                                   Its:    General Partner

                                   By:     ESL Investments, Inc.
                                   Its:    General Partner

                                   By:     /s/ Edward S. Lampert
                                           ------------------------------------
                                   Name:   Edward S. Lampert
                                   Title:  Chief Executive Officer
                                   Date:   January 11, 2013

4.  RBS PARTNERS, L.P.

Item                               Information

Name:                              RBS Partners, L.P.

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor,
                                   FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            January 9, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or          Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:     ESL Investments, Inc.
                                   Its:    General Partner

                                   By:     /s/ Edward S. Lampert
                                           ------------------------------------
                                   Name:   Edward S. Lampert
                                   Title:  Chief Executive Officer
                                   Date:   January 11, 2013

5.  ESL INSTITUTIONAL PARTNERS, L.P.

Item                               Information

Name:                              ESL Institutional Partners, L.P.

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor,
                                   FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            January 9, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or          Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:     RBS Investment Management, L.L.C.
                                   Its:    General Partner

                                   By:     ESL Investments, Inc.
                                   Its:    Manager

                                   By:     /s/ Edward S. Lampert
                                           ------------------------------------
                                   Name:   Edward S. Lampert
                                   Title:  Chief Executive Officer
                                   Date:   January 11, 2013

6.  RBS INVESTMENT MANAGEMENT, L.L.C.

Item                               Information

Name:                              RBS Investment Management, L.L.C.

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor,
                                   FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            January 9, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or          Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:     ESL Investments, Inc.
                                   Its:    Manager

                                   By:     /s/ Edward S. Lampert
                                           ------------------------------------
                                   Name:   Edward S. Lampert
                                   Title:  Chief Executive Officer
                                   Date:   January 11, 2013

7.  CRK PARTNERS, L.L.C.

Item                               Information

Name:                              CRK Partners, L.L.C.

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor,
                                   FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            January 9, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or          Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original        Not Applicable
Filed (Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:                         By:     ESL Investments, Inc.
                                   Its:    Sole Member

                                   By:     /s/ Edward S. Lampert
                                           ------------------------------------
                                   Name:   Edward S. Lampert
                                   Title:  Chief Executive Officer
                                   Date:   January 11, 2013

8.  ESL INVESTMENTS, INC.

Item                               Information

Name:                              ESL Investments, Inc.

Address:                           1170 Kane Concourse, Suite 200, Bay Harbor,
                                   FL 33154

Designated Filer:                  Edward S. Lampert

Date of Event Requiring            January 9, 2013
Statement (Month/Day/Year):

Issuer Name and Ticker or          Sears Holdings Corporation [SHLD]
Trading Symbol:

Relationship of Reporting          10% Owner
Person(s) to Issuer:

If Amendment, Date Original Filed  Not Applicable
(Month/Day/Year):

Individual or Joint/Group Filing:  Form filed by More than One Reporting Person

Signature:
                                   By:     /s/ Edward S. Lampert
                                           ------------------------------------
                                   Name:   Edward S. Lampert
                                   Title:  Chief Executive Officer
                                   Date:   January 11, 2013